Exhibit 10.1

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 29, 2024 (this “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023, among Cinemark Holdings, Inc., a Delaware corporation, as parent guarantor (the “Parent”), Cinemark USA, Inc., a Texas corporation (together with any of its permitted successors and assigns, the “Borrower”), each of the Guarantors party hereto, the several banks and other lenders from time to time parties thereto, the other agents and arrangers named therein and Barclays Bank PLC, as administrative agent (in such capacity, the “Administrative Agent”) (as amended, modified and supplemented from time to time prior to the date hereof, the “Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”). Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

A. Pursuant to Section 9.02 of the Credit Agreement, the Borrower may from time to time request Replacement Term Loans, subject to the terms and conditions set forth therein.

B. The Borrower has requested that the Lenders listed on Schedule I hereto (each, a “Replacement Term Lender”) provide “Replacement Term Loans” under Section 9.02 of the Credit Agreement (the “Replacement Term Loans”) to refinance all Term Loans outstanding immediately prior to the effectiveness of this Amendment (such Term Loans, collectively, and including for the avoidance of doubt, Term Loans that are converted, exchanged or rolled into Replacement Term Loans pursuant to this Amendment, the “Existing Term Loans”).

C. The Replacement Term Lenders will comprise, and Replacement Term Loans will be made by, (i) in part, Lenders who hold Existing Term Loans and who agree to convert, exchange or “cashlessly roll” all of their Existing Term Loans to or for Replacement Term Loans (such Lenders, “Converting Replacement Term Lenders”); and (ii) in part, Persons providing new Replacement Term Loans, the proceeds of which will be used by the Borrower to repay all outstanding Existing Term Loans that are not converted, exchanged or rolled to or for Replacement Term Loans.

D. Pursuant to Section 9.02(b) of the Credit Agreement, the Loan Documents may be amended pursuant to an amendment to permit a refinancing pursuant to the provisions of Section 9.02 of the Credit Agreement.

E. Each Replacement Term Lender is willing, subject to the terms and applicable conditions set forth in this Amendment and the Amended Credit Agreement, to make to the Borrower the amount of the Replacement Term Loans set forth opposite its name on Schedule I hereto.

F. Each of Barclays Bank PLC, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A. and Royal Bank of Canada (collectively, in such capacity, the “Lead Arrangers”) will act as a joint lead arranger and joint bookrunner for the Replacement Term Loans and shall be deemed to be an “Arranger” for all purposes under the Amended Credit Agreement and each other Loan Document, including this Amendment.

G. Each Lender party hereto hereby (i) consents to this Amendment and the transactions contemplated hereby and (ii) authorizes, directs and instructs the Administrative Agent to execute and deliver this Amendment.

Accordingly, in consideration of the mutual agreements contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

Replacement Term Loans and Amendments

The Borrower, the Replacement Term Lenders and the Administrative Agent hereby agree that:

A. This Amendment is an amendment referred to in Section 9.02 of the Credit Agreement.

B. Each Replacement Term Lender hereby agrees to (i) provide the amount of the Replacement Term Loans set forth opposite its name on Schedule I hereto (the “Replacement Term Commitments”) and (ii) the terms and conditions in this Amendment and the Amended Credit Agreement. The Replacement Term Commitments shall be subject to all of the terms and conditions set forth herein and in the Amended Credit Agreement.

C. The aggregate Replacement Term Commitment is $640,282,500.

D. Subject to and upon the terms and applicable conditions set forth herein, each Replacement Term Lender severally agrees to make, on the Second Amendment Effective Date (as defined below), a Replacement Term Loan to the Borrower (or, in the case of a Converting Replacement Term Lender, to convert, exchange or roll all of its Existing Term Loans to or for Replacement Term Loans in an equal principal amount (or such lesser amount as determined by the Lead Arrangers in their reasonable discretion in consultation with the Borrower)) in an aggregate principal amount equal to the commitment amount set forth next to such Replacement Term Lender’s name in Schedule I, Part A hereto (in the case of any Replacement Term Lender funding its Replacement Term Loan in cash) or Schedule I, Part B hereto (in the case of any Converting Replacement Term Lender), under the caption “Replacement Term Commitment” on the terms set forth in this Amendment. Each Replacement Term Commitment will terminate in full upon the making of the related Replacement Term Loan (or conversion, exchange or roll of the related Existing Term Loan, in the case of a Converting Replacement Term Lender).

E. Substantially simultaneously with the borrowing of Replacement Term Loans, the Borrower shall use the proceeds of such Replacement Term Loans to fully prepay all Existing Term Loans, together with accrued and unpaid interest thereon to the Second Amendment Effective Date; provided that each Converting Replacement Term Lender irrevocably agrees to accept, in lieu of cash for the outstanding principal amount (or such lesser amount as determined by the Lead Arrangers in their reasonable discretion in consultation with the Borrower) of its Existing Term Loan so prepaid, on or shortly after the Second Amendment Effective Date, an equal principal amount of Replacement Term Loans in accordance with this Amendment. For purposes of the prepayment of the Existing Term Loans, the Administrative Agent and the Converting Replacement Term Lenders hereby waive the break funding compensation requirement provided in Section 2.15 of the Credit Agreement with respect to the Existing Term Loans of the Converting Replacement Term Lenders.

F. Subject to the satisfaction of the conditions to the effectiveness of any amendment set forth in the final paragraph of Section 9.02 of the Credit Agreement and to the satisfaction of the conditions set forth in Article III below, the funding of the Replacement Term Loans will occur in one drawing on the Second Amendment Effective Date pursuant to the Borrower’s written notice of such borrowing of Replacement Term Loans as required by Section 2.03 of the Credit Agreement; provided that, notwithstanding the advance notification otherwise required by Section 2.03, such Borrowing Request requirement shall be satisfied if such Borrowing Request shall be delivered on or prior to the date required pursuant to Article III, clause (G) below. In the event that all or any portion of the Replacement Term Loans are not borrowed on or before the Second Amendment Effective Date, the unborrowed portion of the Replacement Term Commitments shall automatically terminate on the Second Amendment Effective Date hereof unless the Replacement Term Lenders shall, in their sole discretion, agree to an extension.

G. The Replacement Term Commitments provided pursuant to this Amendment shall constitute “Commitments” referred to in the Amended Credit Agreement and, upon the Second Amendment Effective Date, the Replacement Term Commitment of any Replacement Term Lender shall become the “Term Loan Commitment” of such Replacement Term Lender.

H. The Replacement Term Loans shall have the same terms as (after giving effect to the amendments set forth herein), and shall be deemed to be, “Term Loans” for all purposes under the Amended Credit Agreement and each other Loan Document, including, but not limited to, the fact that the Replacement Term Loans will mature on the Term Loan Maturity Date. Each Replacement Term Lender shall be deemed to be a “Lender”, a “Term Lender”, and a “Secured Party” for all purposes under the Amended Credit Agreement and each other Loan Document.

I. Section 1.01 of the Credit Agreement is hereby amended to add the following definitions:

“Second Amendment” means that certain Second Amendment to the Credit Agreement, dated as of the Second Amendment Effective Date.

“Second Amendment Effective Date” means November 29, 2024.

J. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions to read as follows:

“Repricing Transaction” means each of (a) the prepayment, repayment, refinancing, substitution or replacement of all or a portion of the Term Loans outstanding on the Second Amendment Effective Date with the proceeds of any term loans incurred or guaranteed by the Borrower or any Guarantor with an Effective Yield that is less than the Effective Yield applicable to such Term Loans so prepaid, repaid, refinanced, substituted or replaced and (b) any amendment, waiver or other modification to, or consent under, this Agreement that has the effect of reducing the Effective Yield of the Term Loans; provided that in no event shall any such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver, modification or consent in connection with a Change in Control constitute a Repricing Transaction.

“Term Loan Commitment” means, as to any Lender, the commitment of such Lender, if any, to make Term Loans hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 or in the Assignment and Assumption or Additional Credit Extension Amendment pursuant to which such Lender became a party hereto, as such commitment may be changed from time to time pursuant to the terms hereof. The aggregate Term Loan Commitments shall be $640,282,500 on the Second Amendment Effective Date.

K. Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Applicable Rate” as follows:

(b) (i) in the case of Term Benchmark Term Loans, 2.75%, and (ii) in the case of Alternate Base Rate Term Loans, 1.75%.

L. Section 2.09(b) of the Credit Agreement is hereby amended and restated as follows:

(b) The Borrower unconditionally promises to repay (i) on the last day of each fiscal quarter ending prior to the Term Loan Maturity Date, commencing December 31, 2024, an aggregate principal amount of Term Loans equal to $1,600,706.25 (subject to adjustment in the event of prepayments as provided in Section 2.10) and (ii) on the Term Loan Maturity Date, the aggregate principal amount of all Term Loans outstanding on such date.

M. Section 2.10(a)(iii) of the Credit Agreement is hereby amended by replacing the words “six months after the First Amendment Effective Date” with the words “six months after the Second Amendment Effective Date”.

N. Each party hereto hereby agrees that the initial Interest Period for any Borrowings to be made on the Second Amendment Effective Date will be a length set forth in the borrowing request delivered by the Borrower to the Administrative Agent in connection with such Borrowing.

ARTICLE II

Representations and Warranties

Each Loan Party represents and warrants, as of the Second Amendment Effective Date, to the Administrative Agent and to the Replacement Term Lenders that:

A. This Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

B. The representations and warranties of the Loan Parties set forth in this Amendment and the other Loan Documents, as modified by this Amendment, shall be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Second Amendment Effective Date, except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date.

C. At the time that the Replacement Term Loans are made and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing.

ARTICLE III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which each of the following conditions is satisfied:

A. The Administrative Agent (or its counsel) shall have received (i) a counterpart of this Amendment or a completed Converting Lender Election substantially in the form of Exhibit A (a “Converting Lender Election”) hereto from each Replacement Term Lender, and (ii) a counterpart of this Amendment from each Loan Party signed on behalf of such party.

B. The Administrative Agent (or its counsel) shall have received the executed legal opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, in form reasonably satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such legal opinion.

C. The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated as of the Second Amendment Effective Date, substantially in the form of such certificate delivered as of the Second Restatement Effective Date, with appropriate insertions and attachments including the certificate of incorporation of each Loan Party that is a corporation certified by the relevant authority of the jurisdiction of organization of such Loan Party, or certification that such attachments provided in such certificate on May 26, 2023, have not been modified, rescinded or amended and are in full force and effect, (ii) a long form good standing certificate and bringdown good standings for each Loan Party from its jurisdiction of organization and (iii) certified resolutions from the board of directors, members or other similar body of each Loan Party authorizing the execution, delivery and performance of this Amendment.

D. (i) the Administrative Agent shall have received, at least five days prior to the Second Amendment Effective Date, all documentation and other information regarding the Borrower requested in connection with applicable “know your customer” and Anti-Money Laundering Laws, including the Act, to the extent reasonably requested in writing of the Borrower at least ten days prior to the Second Amendment Effective Date and (ii) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least five days prior to the Second Amendment Effective Date, any Lender that has requested, in a written notice to the Borrower at least ten days prior to the Second Amendment Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment or a completed Converting Lender Election as contemplated by clause (A) above, the condition set forth in this clause (D)(ii) shall be deemed to be satisfied).

E. The Borrower shall have (i) paid all fees and other amounts due and payable on or prior to the Second Amendment Effective Date pursuant to Section 9.03 of the Credit Agreement, including reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and (ii) substantially simultaneously (subject to the proviso in the first sentence of Article I, clause (E) above) with the borrowing of Replacement Term Loans hereunder, fully prepaid all Existing Term Loans, together with accrued and unpaid interest thereon to the Second Amendment Effective Date.

F. The Borrower shall have delivered to the Administrative Agent (or its counsel) a certificate of a Responsible Officer, dated as of the date of borrowing, in form and substance reasonably satisfactory to the Administrative Agent, certifying as of the date of borrowing to clauses (B) and (C) of Article II above.

G. The Borrower shall have delivered to the Administrative Agent a Borrowing Request in respect of such borrowing of Replacement Term Loans to be made on the Second Amendment Effective Date at least three Business Days prior to the Second Amendment Effective Date.

H. The Administrative Agent (or its counsel) shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries (taken as a whole on a consolidated basis) on the Second Amendment Effective Date after giving effect to the incurrence of Replacement Term Loans from a Financial Officer of the Borrower in substantially the same form as such certificate delivered on the Second Restatement Effective Date.

I. The Borrower shall have delivered to the Administrative Agent a prepayment notice in respect of such prepayment of Existing Term Loans to be made on the Second Amendment Effective Date at least three Business Days prior to the Second Amendment Effective Date.

ARTICLE IV

Further Acknowledgments

A. The Borrower (x) acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Replacement Term Commitments provided hereby including, without limitation, all Replacement Term Loans made available pursuant hereto, (ii) all such Obligations (including all such Replacement Term Loans) shall be entitled to the benefits of the Loan Documents and (iii) after giving effect to this Amendment, the Collateral Documents continue to be in full force and effect and (y) affirms and confirms the pledge of and/or grant of security interest in its assets as Collateral pursuant to the Collateral Documents to secure the Obligations, which continue in full force and effect.

B. Each Guarantor acknowledges and agrees to each of the provisions of this Amendment and to the incurrence of the Replacement Term Loans to be made pursuant hereto. Each Guarantor acknowledges and agrees that all Obligations with respect to the Replacement Term Commitments provided hereby including, without limitation, all Replacement Term Loans made available pursuant hereto shall (i) be fully guaranteed pursuant to the Guarantee and Collateral Agreement as, and to the extent, provided therein and in the Credit Agreement and (ii) be entitled to the benefits of the Loan Documents. Each Guarantor acknowledges and agrees that after giving effect to this Amendment, the Guarantee and Collateral Agreement and the other Collateral Documents continue to be in full force and effect and affirms and confirms its guarantee of the Obligations and the pledge of and/or grant of security interest in its assets as Collateral pursuant to the Collateral Documents to secure the Obligations, which continue in full force and effect.

ARTICLE V

Miscellaneous

A. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Arrangers, the other Secured Parties, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document or any exhibits or schedules thereto, all of which are, except as expressly set forth herein, ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Second Amendment Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

B. No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien or priority of any Loan Document or any other security therefor or any guarantee thereof, and the Liens existing immediately prior to the Second Amendment Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided herein, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.

C. Reaffirmation. Each Loan Party hereby acknowledges that it expects to receive substantial direct and indirect benefits as a result of this Amendment and the transactions contemplated hereby. Each Loan Party hereby consents to this Amendment and the transactions contemplated hereby, and hereby confirms its respective guarantees (including in respect of the Replacement Term Loans), pledges and grants of security interests, as applicable, under each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment and the transactions contemplated hereby, such guarantees, pledges and grants of security interests shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties, in each case as modified by this Amendment (including in respect of the Replacement Term Lenders and the Replacement Term Loans). Each of the Loan Parties hereby reaffirms its obligations under each provision of each Loan Document to which it is party.

D. Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and their successors and assigns (it being understood that rights of assignment of the parties hereto are subject to the provisions of Section 9.04 of the Amended Credit Agreement).

E. Governing Law; Jurisdiction. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT IN ANY COURT REFERRED TO IN SECTION 9.09(B) OF THE CREDIT AGREEMENT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. EACH PARTY TO THIS AMENDMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 9.01 OF THE CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AMENDMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

F. Waiver of Right to Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

G. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or.pdf shall be effective as delivery of an originally executed counterpart of this Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof. The words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below) and deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

H. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

I. Amendments; Severability.

(i). This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

(ii). Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CINEMARK HOLDINGS, INC., as the Parent

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President – General Counsel and Business Affairs & Secretary

CINEMARK USA, INC., as the Borrower

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President – General Counsel and Business Affairs & Secretary

CINEMARK MEDIA, INC.
CINEMARK PARTNERS I, INC.
CINEMARK PROPERTIES, INC.
GREELEY HOLDINGS, INC.
CINEMARK CONCESSIONS, LLC
CENTURY THEATRES, INC.
CINEMARK INVESTMENTS CORPORATION
CNMK BRAZIL INVESTMENTS, INC.
CNMK INVESTMENTS, INC.
CNMK TEXAS PROPERTIES, LLC
SUNNYMEAD CINEMA CORP.
CINEMARK, L.L.C.
CINEMARK LATIN AMERICA VENTURES, LLC
CINEMARK PRODECINE HOLDINGS, LLC
BRASIL HOLDINGS, L.L.C.
BRAZIL HOLDINGS II, LLC
CINEMARK INTERNATIONAL, L.L.C., as a Guarantor

By:	/s/ Michael D. Cavalier
Name: Michael D. Cavalier
Title: Executive Vice President – General Counsel and Business Affairs & Secretary

[Signature Page - Second Amendment]

BARCLAYS BANK PLC, as Administrative Agent and a Replacement Term Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Director

[Signature Page - Second Amendment]

[Replacement Term Lender Signature Pages on file with the Administrative Agent]

Exhibit A

CONVERTING LENDER ELECTION

CONSENT (this “Term Lender Consent”) to the Second Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of May 26, 2023, among Cinemark Holdings, Inc., a Delaware corporation, as parent guarantor, Cinemark USA, Inc., a Texas corporation, as the borrower, the several banks and other lenders from time to time parties thereto and Barclays Bank PLC, as administrative agent (as amended, restated, amended and restated, modified and supplemented from time to time prior to the date hereof).

Signature Page to the Amendment

_______________________________________, as a Consenting Lender

By:
Name:
Title:

[[For Lenders requiring a second signature block]

By:
Name:
Title:]

PROCEDURE FOR TERM LENDERS:

The above-named Term Lender elects as follows (Check Option A or Option B as applicable):

☐ OPTION A – CONSENT AND CONVERT (CASHLESS OPTION): The above-named Term Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and agrees to continue to hold all of such Term Lender’s existing Term Loans, as amended by the Amendment.

☐ OPTION B – CONSENT AND POST-CLOSE SETTLE OF REPLACEMENT TERM LOANS: The above-named Term Lender hereby irrevocably and unconditionally approves of and consents to the Amendment and elects to have all Term Loans held by such Term Lender prepaid on the Second Amendment Effective Date and to receive an assignment of an equal principal amount of Replacement Term Loans shortly after the Second Amendment Effective Date.

SCHEDULE I

Replacement Term Commitments

Part A

[To be held on file with the Administrative Agent]

Part B

[To be held on file with the Administrative Agent]